Ivy Funds Variable Insurance Portfolios

Supplement dated July 9, 2014 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 30, 2014

and as supplemented May 15, 2014 and May 29, 2014

The following replaces the “Portfolio Manager” section for Ivy Funds VIP High Income:

Portfolio Manager

Chad A. Gunther, Vice President of WRIMCO, has managed the Portfolio since July 2014.

The following replaces the “The Management of the Portfolios — Portfolio Management” section for Ivy Funds VIP High Income:

Ivy Funds VIP High Income: Chad A. Gunther is primarily responsible for the day-to-day management of Ivy Funds VIP High Income and has held his Portfolio responsibilities since July 2014. Mr. Gunther is Vice President of WRIMCO and IICO and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by WRIMCO and IICO since 2008. Mr. Gunther earned a BS in business administration with an emphasis in economics from the University of Kansas, and an MBA with an emphasis in finance from Washington University/St. Louis Olin Graduate School of Business.

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